As filed with the U.S. Securities and Exchange Commission on October 30, 2026

Registration No. 333-299706

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Amendment No. 1 to

FORM S-1
REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933

Stratum Holdings Corp.

(Exact name of registrant as specified in its charter)

Nevada	6531	87-1641189
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

1420 Celebration Blvd., 2nd Floor

Celebration, FL 34747

(321) 250-1799

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Nicholas Adler

Chief Executive Officer

Stratum Holdings Corp.

1420 Celebration Blvd., 2nd Floor

Celebration, FL 34747

(321) 250-1799

(Names, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Louis A. Bevilacqua, Esq.

Bevilacqua PLLC

800 Connecticut Avenue, NW, Suite 300

Washington, DC 20006

(202) 869-0888

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☒	Smaller reporting company ☒
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act. ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to such Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 1 (this “Amendment”) to the Registration Statement on Form S-1 of Stratum Holdings Corp. (File No. 333-299706) (the “Registration Statement”) is being filed solely for the purpose of filing certain exhibits as indicated in Part II, Item 16 of this Amendment. Accordingly, this Amendment consists only of the facing page, this Explanatory Note, Item 16, the signature pages to this Amendment and the filed exhibits. Part I, consisting of the preliminary prospectus, and the balance of Part II of the Registration Statement are unchanged and have been omitted from this Amendment.

PART II
INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 16. Exhibits.

(a) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation of Stratum Holdings Corp. (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form S-1 filed on June 14, 2022)
3.2	Certificate of Amendment to Amended and Restated Articles of Incorporation (reverse stock split) (incorporated by reference to Exhibit 3.4 to the Registration Statement on Form S-1 filed on April 19, 2022)
3.3	Certificate of Correction of Certificate of Amendment (reverse stock split) (incorporated by reference to Exhibit 3.5 to the Registration Statement on Form S-1 filed on April 19, 2022)
3.4	Certificate of Amendment to Amended and Restated Articles of Incorporation (forward stock split) (incorporated by reference to Exhibit 3.7 to the Registration Statement on Form S-1 filed on April 26, 2023)
3.5	Certificate of Amendment to Amended and Restated Articles of Incorporation (increase of authorized stock) (incorporated by reference to Exhibit 3.8 to the Registration Statement on Form S-1 filed on June 27, 2025)
3.6	Certificate of Amendment to Amended and Restated Articles of Incorporation (reverse stock split) (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed on July 8, 2025)
3.7	Certificate of Amendment to Amended and Restated Articles of Incorporation (series X redemption provision) (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed on January 9, 2026)
3.8	Certificate of Amendment to Amended and Restated Articles of Incorporation (reverse stock split) (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed on January 27, 2026)
3.9	Certificate of Amendment to Amended and Restated Articles of Incorporation (reverse stock split) (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed on April 20, 2026)
3.10	Certificate of Amendment to Amended and Restated Articles of Incorporation (reverse stock split) (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed on September 8, 2026)
3.11	Certificate of Amendment to Amended and Restated Articles of Incorporation (name change) (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed on October 19, 2026)
3.12	Certificate of Correction to Certificate of Designation of Series B Convertible Preferred Stock (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed on July 16, 2025)
3.13	Certificate of Designation of Series E Convertible Preferred Stock (incorporated by reference to Exhibit 3.1 to the Amendment No. 1 to the Current Report on Form 8-K/A filed on July 16, 2026)
3.14	Certificate of Designation of Series F Convertible Preferred Stock (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed on October 1, 2026)
3.15	Bylaws of Stratum Holdings Corp. (incorporated by reference to Exhibit 3.3 to the Registration Statement on Form S-1 filed on June 14, 2022)
4.1	Warrant issued by Stratum Holdings Corp. to Alexander Capital L.P. on October 12, 2023 (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on October 13, 2023)
4.2	Common Stock Purchase Warrant issued by Stratum Holdings Corp. to Alexander Capital L.P. on February 20, 2024 (incorporated by reference to Exhibit 4.9 to the Annual Report on Form 10-K filed on April 16, 2024)
5.1	Opinion of Fennemore Craig P.C.
10.1	Form of Asset Contribution and Securities Purchase Agreement, dated September 30, 2026, among Stratum Holding Corp., the Contributor named therein and the Buyers named therein (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on October 1, 2026)

10.2	Form of Master Lease Agreement, dated September 30, 2026, between Stratum Holdings Corp. and the Lessee named therein (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed on October 1, 2026)
10.3	Amended and Restated Equity Purchase Facility Agreement, dated September 18, 2025, between Stratum Holdings Corp. and SZOP Opportunities I LLC (incorporated by reference to Exhibit 10.200 to the Registration Statement on Form S-1 filed on September 30, 2025)
10.4	Form of Securities Purchase Agreement, dated September 15, 2026, between Stratum Holdings Corp. and the Investor named therein (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on September 16, 2026)
10.5	Securities Purchase Agreement, dated November 12, 2025, among Stratum Holdings Corp. and the Investors named therein (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on November 13, 2025)
10.6	Amendment to Securities Purchase Agreement, dated January 9, 2026, among Stratum Holdings Corp. and the Investors named therein (incorporated by reference to Exhibit 10.149 to the Annual Report on Form 10-K filed on June 4, 2026)
10.7	Amendment to Securities Purchase Agreement, dated March 24, 2026, among Stratum Holdings Corp. and the Investors named therein (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on March 25, 2026)
10.8	Senior Secured Convertible Promissory Note issued on January 8, 2026 (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on January 9, 2026)
10.9	Form of Security and Pledge Agreement, dated November 12, 2025, between Stratum Holdings Corp. and the Collateral Agent named therein (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on November 13, 2025)
10.10	Intellectual Property Security Agreement, dated January 8, 2026, between Stratum Holdings Corp. and the Collateral Agent named therein (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on January 9, 2026)
10.11	Form of Account Control Agreement, dated November 12, 2025, among Stratum Holdings Corp., the Collateral Agent named therein BitGo Prime LLC and BitGo Trust Company, Inc. (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed on November 13, 2025)
10.12	Form of Guaranty, dated November 12, 2025, among the Guarantors named therein and the Collateral Agent named therein (incorporated by reference to Exhibit 10.6 to the Current Report on Form 8-K filed on November 13, 2025)
10.13	Form of LR Agent Advance Commission Purchase Agreement (incorporated by reference to Exhibit 10.15 to the Quarterly Report on Form 10-Q filed on May 29, 2025)
10.14	Franchise Disclosure Document of La Rosa Franchising, LLC, dated March 2, 2020, and template Franchise Agreement (incorporated by reference to Exhibit 10.28 to the Registration Statement on Form S-1 filed on June 14, 2022)
10.15	Office Service Agreement, dated June 30, 2025, between Celebration Corporate Center, LLC and Stratum Holdings Corp. (incorporated by reference to Exhibit 10.33 to the Quarterly Report on Form 10-Q filed on November 19, 2025)
10.16	Form of Shopping Center Lease Agreement, dated September 9, 2016, between Deno P. Dikeou and La Rosa Realty, LLC (626 N. Alafaya Trail, Orlando, Florida) (incorporated by reference to Exhibit 10.132 to the Annual Report on Form 10-K filed on April 16, 2024)
10.17	Form of Lease Agreement, dated March 22, 2017, between La Rosa Realty, LLC and Narcoossee Acquisitions, LLC (8236 Lee Vista Blvd, Orlando, Florida) (incorporated by reference to Exhibit 10.135 to the Annual Report on Form 10-K filed on April 16, 2024)
10.18	Form of First Amendment to Lease Agreement, dated April 1, 2017, between La Rosa Realty, LLC and Narcoossee Acquisitions, LLC (8236 Lee Vista Blvd, Orlando, Florida) (incorporated by reference to Exhibit 10.136 to the Annual Report on Form 10-K filed on April 16, 2024)

10.19	Renewal Letter, dated March 14, 2022, between La Rosa Realty, LLC and Narcoossee Acquisitions, LLC (8236 Lee Vista Blvd, Orlando, Florida) (incorporated by reference to Exhibit 10.140 to the Annual Report on Form 10-K filed on April 16, 2024)
10.20	Lease Agreement, dated August 2, 2018, between Crosscreek Village Station LLC and La Rosa Realty, LLC (Crosscreek Village Shopping Center, St. Cloud Florida) (incorporated by reference to Exhibit 10.30 to the Registration Statement on Form S-1 filed on June 14, 2022)
10.21	Form of Lease Agreement, dated October 1, 2020, between Baymeadows Properties LLC and La Rosa Realty North Florida LLC (9250 Baymeadows Road, Jacksonville, Florida) (incorporated by reference to Exhibit 10.129 to the Annual Report on Form 10-K filed on April 16, 2024)
10.22	Modification and Ratification of Lease Agreement, dated October 9, 2025, between Baymeadows Properties LLC and La Rosa Realty North Florida LLC (9250 Baymeadows Road, Jacksonville, Florida) (incorporated by reference to Exhibit 10.72 to the Annual Report on Form 10-K filed on June 4, 2026)
10.23	Form of Office Lease Agreement, dated October 6, 2020, between Platinum Eagles 2011, LLC and La Rosa Realty Success LLC (2200 E. Semoran Blvd, Apopka, Florida) (incorporated by reference to Exhibit 10.161 to the Annual Report on Form 10-K filed on June 4, 2026)
10.24	Form of First Addendum to Lease Agreement, between Platinum Eagles 2011 LLC and La Rosa Realty Success LLC (2200 E. Semoran Blvd, Apopka, Florida) (incorporated by reference to Exhibit 10.162 to the Annual Report on Form 10-K filed on June 4, 2026)
10.25	Form of Commercial Lease, dated March 8, 2021, between TMT Properties, Inc. and Baxpi Holdings LLC (2700 West Cypress Creek Road, Fort Lauderdale, FL) (incorporated by reference to Exhibit 10.157 to the Annual Report on Form 10-K filed on June 4, 2026)
10.26	First Amendment to Lease Agreement, dated April 4, 2025, between P S Property Investments, LLC and Baxpi Holdings LLC (2700 West Cypress Creek Road, Fort Lauderdale, FL) (incorporated by reference to Exhibit 10.158 to the Annual Report on Form 10-K filed on June 4, 2026)
10.27	Second Amendment to Lease Agreement, dated May 7, 2025, between P S Property Investments, LLC and Stratum Holdings Corp. (2700 West Cypress Creek Road, Fort Lauderdale, FL) (incorporated by reference to Exhibit 10.159 to the Annual Report on Form 10-K filed on June 4, 2026)
10.28	Form of Amendment to Lease, dated June 18, 2021, between Epiphany Property Holdings, LLC and Executive Group, Inc. (1805 W. Colonial Dr., Orlando, Florida) (incorporated by reference to Exhibit 10.138 to the Annual Report on Form 10-K filed on April 16, 2024)
10.29	Form of Commercial Lease Agreement, dated November 4, 2021, between Hayward Area Historical Society and Yeimalis Acevedo-Rasmussen (22392 Foothill Blvd., Hayward, CA) (incorporated by reference to Exhibit 10.120 to the Annual Report on Form 10-K filed on April 16, 2024)
10.30	Form of Commercial Office Lease, dated April 20, 2022, between Colonial Square properties LLC and La Rosa Realty Lakeland LLC (123 South Tennessee Avenue, Lakeland, FL) (incorporated by reference to Exhibit 10.156 to the Annual Report on Form 10-K filed on June 4, 2026)
10.31	Form of Lease Agreement, dated July 1, 2023, between 1146 Vision Holdings LLC and La Rosa Realty LLC (1420 Celebration Blvd, Celebration, FL) (incorporated by reference to Exhibit 10.121 to the Annual Report on Form 10-K filed on April 16, 2024)
10.32	Form of Commercial Sublease Agreement, dated January 1, 2024, between La Rosa Realty Georgia LLC and Carmen Delgado (175 John W. Morrow Jr. Pkwy, Gainsville, Georgia) (incorporated by reference to Exhibit 10.133 to the Annual Report on Form 10-K filed on April 16, 2024)
10.33	Form of Lease Agreement, dated February 8, 2024, between G&L Mast LLC and La Rosa Realty LLC (3407 Magic Oak Lane, Sarasota, Florida) (incorporated by reference to Exhibit 10.122 to the Annual Report on Form 10-K filed on April 16, 2024)
10.34	Form of Lease Extension Agreement, dated February 8, 2026, between G&L Mast LLC and La Rosa Realty LLC (3407 Magic Oak Lane, Sarasota, Florida) (incorporated by reference to Exhibit 10.66 to the Annual Report n Form 10-K filed on June 4, 2026)

10.35	Form of Commercial Lease Agreement, dated March 1, 2024, between Holder Investments, Inc. and La Rosa Realty, LLC (1165 E Plant St., Winter Garden, Florida) (incorporated by reference to Exhibit 10.125 to the Annual Report on Form 10-K filed on April 16, 2024)
10.36	Form of Lease Agreement, dated April 2, 2024, between La Rosa Realty Georgia LLC and American Capital Properties, LLC (3483 Satellite Blvd, Duluth, Georgia) (incorporated by reference to Exhibit 10.124 to the Annual Report on Form 10-K filed on April 16, 2024)
10.37	Form of Lease Agreement Renewal, dated May 22, 2024, between Office Rentals 506 LLC and LaRosa Realty Jacksonville LLC (12627 San Jose Blvd, Jacksonville, FL) (incorporated by reference to Exhibit 10.160 to the Annual Report on Form 10-K filed on June 4, 2026)
10.38†	Form of Commercial Lease, dated December 13, 2024, between Chancellor Square Acquisition LLC and La Rosa Holdings LLC (2400 Sand Lake Road, Orlando, FL) (incorporated by reference to Exhibit 10.165 to the Annual Report on Form 10-K filed on June 4, 2026)
10.39†	Form of Lease Agreement, dated March 18, 2025, between JLR Holdings LLC and BF Prime LLC (Ave. Los Gobernadores, Esq. Calle Dalia, Isla Verde Carolina, PR) (incorporated by reference to Exhibit 10.166 to the Annual Report on Form 10-K filed on June 4, 2026)
10.40	Commercial Lease Agreement, dated August 29, 2025, between Homespot, Inc., and BF Prime LLC (incorporated by reference to Exhibit 10.34 of the Company’s Quarterly Report on Form 10-Q filed with the SEC as of November 19, 2025).
10.41	Commercial Lease, dated November 1, 2025, between Bard Properties LLC and Stratum Holdings Corp. (650 Pope Avenue NW, Winter Haven, FL) (incorporated by reference to Exhibit 10.155 to the Annual Report on Form 10-K filed on June 4, 2026)
10.42	Form of Commercial Lease Agreement, dated December 1, 2025, between Horeb Legacy Investments LLC and La Rosa Realty Kissimmee (3040 Loopdale Lane, Kissimmee, FL) (incorporated by reference to Exhibit 10.164 to the Annual Report on Form 10-K filed on June 4, 2026)
10.43	Trademark and Brand Licensing Agreement, dated February 4, 2026, between Stratum Holdings Corp. and Horeb Kissimmee Realty LLC (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on February 10, 2026)
10.44	Form of Mediated Settlement Agreement, dated October 18, 2024, among Stratum Holdings Corp., Nona Legacy Powered by La Rosa Realty, Inc., Joseph La Rosa, and Norkis Fernandes (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on October 24, 2024)
10.45	Form of Stock Pledge Agreement, dated October 18, 2024, between Stratum Holdings Corp. and Norkis Fernandez (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on October 24, 2024)
10.46	Settlement Agreement, dated February 11, 2026, among Stratum Holdings Corp., La Rosa Realty Lakeland LLC, Joseph La Rosa and Ricky Miller (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on February 18, 2026)
10.47	Membership Interest Purchase Agreement, dated February 11, 2026, among Stratum Holdings Corp., Ricky Miller and La Rosa Realty Lakeland LLC (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on February 18, 2026)
10.48	Pledge Agreement, dated February 11, 2026, between Stratum Holdings Corp. and Ricky Miller (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on February 18, 2026)
10.49	Settlement Agreement, dated April 3, 2026, among Stratum Holdings Corp., La Rosa Realty Orlando LLC, Reinaldo Zapata and Viviana Figueroa (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on April 6, 2026)
10.50	Form of Settlement Agreement, dated September 30, 2026, between Stratum Holdings Corp. and the Holder named therein (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on October 1, 2026)
10.51	Redemption Agreement, dated November 12, 2025, between Stratum Holdings Corp. and Joseph La Rosa (incorporated by reference to Exhibit 10.7 to the Current Report on Form 8-K filed on November 13, 2025)

10.52	Side Agreement, dated September 30, 2026, between Stratum Holdings Corp. and Joseph La Rosa (incorporated by reference to Exhibit 10.9 to the Current Report on Form 8-K filed on October 1, 2026)
10.53†	Employment Agreement, dated October 1, 2026, between Stratum Holdings Corp. and Nicholas Adler (incorporated by reference to Exhibit 10.11 to the Current Report on Form 8-K filed on October 1, 2026)
10.54†	Amended and Restated Employment Agreement, dated October 1, 2026, between Stratum Holdings Corp. and Joseph La Rosa (incorporated by reference to Exhibit 10.7 to the Current Report on Form 8-K filed on October 1, 2026)
10.55†	Employment Agreement, dated January 31, 2024, between Stratum Holdings Corp. and Deana La Rosa (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on February 1, 2024)
10.56†	Amendment to Employment Agreement, dated February 19, 2026, between Stratum Holding Corp. and Deana La Rosa (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on February 24, 2026)
10.57†	Amendment to Employment Agreement, dated September 30, 2026, between Stratum Holdings Corp. and Deana La Rosa (incorporated by reference to Exhibit 10.10 to the Current Report on Form 8-K filed on October 1, 2026)
10.58†	Employment Agreement, dated January 10, 2022, between Stratum Holdings Corp. and Alex Santos (incorporated by reference to Exhibit 10.3 to the Annual Report on Form 10-K filed on April 16, 2024)
10.59	Board of Directors Agreement between Stratum Holdings Corp. and Ned L. Siegel (incorporated by reference to Exhibit 10.9 to the Registration Statement on Form S-1 filed on June 14, 2022)
10.60	Board of Directors Agreement, dated April 17, 2024, between Stratum Holdings Corp. and Lourdes Felix (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on April 19, 2024)
10.61	Board of Directors Agreement, dated September 24, 2026, between Stratum Holdings Corp. and Marc Urbach (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on September 29, 2026)
10.62	Board of Directors Agreement, dated October 1, 2026, between Stratum Holdings Corp. and Joseph La Rosa (incorporated by reference to Exhibit 10.8 to the Current Report on Form 8-K filed on October 1, 2026)
10.63†	Second Amended and Restated 2022 Equity Incentive Plan (incorporated by reference to Exhibit 10.194 to the Registration Statement on Form S-1 filed on August 11, 2025)
10.64†	Amendment No. 1 to Second Amended and Restated 2022 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on December 11, 2025)
10.65†	Form of Stock Option Agreement (incorporated by reference to Exhibit 10.2 to the Registration Statement on Form S-1 filed on June 14, 2022)
10.66†	Form of Restricted Stock Unit Agreement (incorporated by reference to Exhibit 10.67 to the Registration Statement on Form S-1 filed on August 3, 2022)
10.67†	Form of Amendment to Restricted Stock Unit Agreement (incorporated by reference to Exhibit 10.68 to the Registration Statement on Form S-1 filed on August 3, 2022)
10.68	Third Amended and Restated 2022 Agent Incentive Plan (incorporated by reference to Exhibit 10.158 to the Annual Report on Form 10-K filed on April 15, 2025)
21.1	List of Subsidiaries (incorporated by reference to Exhibit 21.1 to the Annual Report on Form 10-K filed on June 4, 2026)
23.1	Consent of CBIZ CPAs P.C. (incorporated by reference to Exhibit 23.1 to the Registration Statement on Form S-1 filed on October 29, 2026)
23.2	Consent of Marcum LLP (incorporated by reference to Exhibit 23.2 to the Registration Statement on Form S-1 filed on October 29, 2026)
23.3	Consent of Fennemore Craig P.C. (included in Exhibit 5.1)
24.1	Power of Attorney (included on the signature page of this registration statement)
107	Exhibit Filing Fees (incorporated by reference to Exhibit 107 to the Registration Statement on Form S-1 filed on October 29, 2026)

†	Executive compensation plan or arrangement.

(b) Financial Statement Schedules.

All financial statement schedules are omitted because the information called for is not required or is shown either in the financial statements or in the notes thereto.

Item 17. Undertakings

(a) The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Filing Fee Tables” or “Calculation of Registration Fee” table, as applicable, in the effective registration statement; and

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the registrant pursuant to section 13 or section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act to any purchaser:

(i) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5) That, for the purpose of determining liability of the registrant under the Securities Act to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(6) That, for purposes of determining any liability under the Securities Act, each filing of the registrant’s annual report pursuant to section 13(a) or section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(b) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Celebration, State of Florida, on October 30, 2026.

STRATUM HOLDINGS CORP.

By:	/s/ Nicholas Adler
Nicholas Adler
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Nicholas Adler	Chairman of the Board, Chief Executive Officer and Interim Chief Financial Officer	October 30, 2026
Nicholas Adler	(principal executive officer and principal financial and accounting officer)

*	Director	October 30, 2026
Joseph La Rosa

*	Director	October 30, 2026
Lourdes Felix

*	Director	October 30, 2026
Ned L. Siegel

*	Director	October 30, 2026
Marc Urbach

* By:	/s/ Nicholas Adler
Nicholas Adler
Attorney-In-Fact